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                                                          Exhibit (10)(iii)(9)



                             AMENDMENT NUMBER TEN
                                      TO
                                NORTHERN TRUST
                         EMPLOYEE STOCK OWNERSHIP PLAN

WHEREAS, The Northern Trust Company (the "Company") maintains the Northern Trust Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the "Plan");

WHEREAS, amendment of the Plan is deemed desirable;

NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Company under Section 13.1 of the Plan, and pursuant to the authority delegated to the undersigned officer by resolutions of the Board of Directors dated September 21, 1999, the Plan is hereby amended, effective as of October 1, 1999, in the following particulars:

1. Subsection (1) of Section 2.1(o) is amended by replacing the term "Company" with "Company or a Participating Employer".

2. Paragraph 1 of Supplement #1 is amended by modifying the phrase "employees of the Company" with "Employees of the Company or a Participating Employer".

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 20th day of December, 1999.
                                       ----


/s/ Martin J. Joyce, Jr.
-----------------------
Martin J. Joyce, Jr.
Senior Vice President